CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 26, 2021, relating to the financial statements and financial highlights, which appears in JPMorgan Inflation Managed Bond Fund’s Annual Report on Form N-CSR for the year ended February 28, 2021. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 3, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated December 21, 2020, relating to the financial statements and financial highlights, which appears in JPMorgan International Research Enhanced Equity Fund’s Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 3, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated August 24, 2021, relating to the financial statements and financial highlights, which appears in JPMorgan Market Expansion Enhanced Index Fund’s Annual Report on Form N-CSR for the year ended June 30, 2021. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 3, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 26, 2021, relating to the financial statements and financial highlights, which appears in JPMorgan Realty Income Fund’s Annual Report on Form N-CSR for the year ended February 28, 2021. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

December 3, 2021